Table of Contents

      USAA Family of Funds                                           1
      Message from the President                                     2
      Investment Review                                              4
      Message from the Manager                                       5
      Financial Information:
         Independent Auditors' Report                               10
         Portfolio of Investments                                   11
         Notes to Portfolio of Investments                          13
         Statement of Assets and Liabilities                        14
         Statement of Operations                                    15
         Statements of Changes in Net Assets                        16
         Notes to Financial Statements                              17










Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA GNMA Trust, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.










USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold                              Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International                     Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index                            Moderate                $3,000
 Science & Technology              Very high               $3,000
 World Growth                      Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                $3,000
 Growth and Tax
  Strategy                         Moderate                $3,000
 Growth Strategy                   Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate         $3,000
 Short-Term                        Low                     $3,000
 State Bond Income                 Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                $3,000
 Treasury Money
  Market Trust                     Very low                $3,000
 State Money Market                Very low                $3,000


Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.










                          Message from the President




[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE]


When I was a second lieutenant in pilot training at Williams AFB, I read the book THIS KIND OF WAR by T. R. Fehrenbach. More than 30 years later I met Ted Fehrenbach here in San Antonio where he resides and had a chance to tell him that I think he is a brilliant man. I recall reading that LBJ declared THIS KIND OF WAR required reading for people in his administration. Ted writes a regular Sunday column for the San Antonio Express News, and he continues to delight me. Last year he wrote a piece around Columbus Day, which included this observation:

   "Spain was clearly disappointed with her admiral. While he had spent much money charting islands with mosquitoes and a miserable climate (from the Euro standpoint)...the Portuguese had reached the real India and returned with fabulous profits. Of course, Columbus had opened up to Spain a vast empire, filled with treasures of every kind, but then few investors take the long view."

As I read this passage, I thought that Ted's understanding of markets is as sharp as his grasp of history. At the beginning of 1999, there indeed seemed to be few investors with the long view. There were many people declaring the absolute superiority of the S&P 500 and growth stocks, especially tech stocks, while proclaiming that strategies such as value investing and asset allocation were no longer relevant.

The S&P 500 and its index funds have had a wondrous four years, but here we are five-and-a-half months into 1999, and what a difference we're seeing: The Dow Jones Industrial Average is up more than twice as much as the S&P 500 so far this year.

The S&P 500 Index is heavily influenced by companies like America Online, Cisco Systems, Intel, IBM, Lucent, MCI, and Microsoft. The Dow also includes IBM, but its impetus is coming from companies such as J.P. Morgan, Alcoa, Caterpillar, Disney, General Motors, and Union Carbide. The upshot of this is that you can afford to take the long view. Value investing or asset allocation are just different from a growth philosophy. My view, throughout the last 27 years, is that these methods go through cycles of in-favor and out-of-favor. But they do cycle. And just about the time you begin to read that one of them is no longer viable, you can bet the market will change. A good discipline practiced well will give you a very good chance of prospering in the long run.

Sincerely,



Michael J.C. Roth, CFA
President and
Vice Chairman of the Board



The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index.

The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks.

Past  performance  is no guarantee of future results.









Investment Review


USAA GNMA TRUST

OBJECTIVE: High level of current income consistent with preservation of principal.

TYPES OF INVESTMENTS: Invests primarily in securities backed by the full faith and credit of the U.S. government, mostly GNMA pass-through certificates, which represent ownership in a pool of mortgage loans or a single mortgage loan.



--------------------------------------------------------------------------------
                                           5/31/99               5/31/98
================================================================================
  Net Assets                            $500.5 Million       $377.5 Million
  Net Asset Value Per Share                 $10.00               $10.32
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 30-DAY SEC YIELD* AS OF 5/31/99
================================================================================
  1 Year       5 Years       Since Inception on 2/1/91       30-Day SEC Yield
   3.15%        7.39%                  7.38%                       6.28%
--------------------------------------------------------------------------------

* Calculated as prescribed by the Securities and Exchange Commission.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.






CUMULATIVE PERFORMANCE COMPARISON
---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA GNMA Trust, the Lehman Brothers Inc. GNMA 30-Year Index, and the Lipper GNMA Funds Average for the period of 2/01/91 through 5/31/99. The data points from the graph are as follows:

               USAA GNMA            Lehman             Lipper
                 Trust              Index              Average
              -------------         -------            -------

02/01/91       $10,000              $10,000           $10,000
05/31/91        10,207               10,336            10,280
11/30/91        10,932               11,178            11,018
05/31/92        11,382               11,659            11,478
11/30/92        11,838               12,139            11,912
05/31/93        12,594               12,773            12,531
11/30/93        12,731               12,974            12,766
05/31/94        12,677               12,726            12,463
11/30/94        12,778               12,758            12,425
05/31/95        14,013               14,205            13,758
11/30/95        14,818               14,917            14,423
05/31/96        14,524               14,972            14,360
11/30/96        15,575               16,040            15,328
05/31/97        15,865               16,409            15,573
11/30/97        16,759               17,328            16,438
05/31/98        17,554               17,995            17,070
11/30/98        18,296               18,622            17,620
05/31/99        18,105               18,876            17,715

Data since inception on 2/01/91 through 5/31/99


The graph illustrates how a $10,000 hypothetical investment in the USAA GNMA Trust closely tracks the broad-based unmanaged index of the Lehman Brothers Inc. GNMA 30-Year Index and an unmanaged index of funds similar to the Trust as represented by the Lipper GNMA Funds Average.










Message from the Manager


[PHOTOGRAPH OF PORTFOLIO MANAGER:  KENNETH E. WILLMANN, CFA, APPEARS HERE]


INTEREST RATE MARKET
Interest rates on May 31, 1999, were a bit higher than a year earlier. But that simple statement doesn't begin to describe the events of the last twelve months. The graph below shows what happened.



GNMA PASS-THROUGH AND U.S. TREASURY NOTE YIELDS
-----------------------------------------------
A graph is shown comparing the GNMA 6.5% 30-Year Pass-through Certificate to the 10-Year U.S. Treasury Note for the period 05/31/98 to 05/31/99. The vertical axis shows the yield and the horizontal axis shows the time period. The data points from the graph are as follows:


              GNMA 6.5% 30 Year                     10-Year
           Pass-through Certificate            U.S. Treasury Note
           ------------------------            ------------------
05/31/98             6.63%                            5.55%
08/31/98             6.42%                            4.98%
11/30/98             6.38%                            4.71%
02/28/99             6.66%                            5.29%
05/31/99             6.95%                            5.62%


Please note that the top line is the yield of the 6.5% 30-year GNMA pass-through certificate. The bottom line in the graph represents the yield of the 10-year U.S. Treasury note, which is the industry standard against which most mortgage securities are measured.

Against a backdrop of economic depression in most of Asia, Russia collapsed economically in early summer of 1998. Latin America, particularly Brazil, began to show signs of weakness. Investors worldwide became fearful of spreading economic collapse and purchased U.S. Treasury bonds as the ultimate in safety and liquidity. This forced prices up and yields down. The U.S. stock market was also affected, and on August 31, 1998, the Dow Jones Industrial Average(1) fell over 500 points. At the end of September, Russia defaulted on its debt, which led to the failure of several hedge funds. These are private investment funds that invest in exotic securities with high degrees of leverage. This led to worries about the health of U.S. bank and brokerage houses. On October 5, 1998, the 10-year Treasury note reached a yield of 4.16%, a level that had not been seen in decades.

Much of the world's economy began to stabilize in the autumn and winter of 1998. While recovery is very hard to find, it appears that the weakest economies are no longer in free fall. Stock markets around the world began to recover. The worldwide panic was over.

The U.S. economy and the economy of most of Western Europe never faltered. In fact, the continued robustness of the U.S. economy is beginning to worry many people. There are signs of a resurgence in inflation. Will the expansion end in sudden collapse since much of the strength is being financed by extremely high and growing consumer debt? These concerns are apparent in the course of interest rates in the last seven months. They have risen substantially, just what would be expected in these circumstances.

While the yield on the Treasury note was very volatile in this period, the yield on the mortgage security was significantly less so. Remember that bond prices move in opposite directions to yields, so prices on the two securities showed similar relative volatility. Most mortgage securities receive principal and interest monthly, while the Treasury securities receive interest semiannually and principal at maturity. The smaller, more-frequent payments of mortgages leads to lower volatility. While GNMA securities offer the same ultimate credit quality as Treasury securities, the fact that mortgages can usually be prepaid at any time leads to uncertainty in the timing and size of monthly cash flows. This uncertainty is referred to as prepayment risk and leads to both higher yields and lower volatility.


(1) The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively trade blue chip stocks.


THE GNMA TRUST PORTFOLIO
The prime differentiator of mortgage securities is structure. Prepayment risk inherent in different types of mortgages is perhaps the major structural difference. GNMA construction loans and project loans are commercial mortgages which typically cannot be prepaid for a period of ten years from issuance. Fixed-rate single-family home mortgages can be prepaid at any time. This has led me to spread prepayment risk as seen in the graph on the opposite page.



TYPES OF MORTGAGES
------------------
A pie chart is shown here depicting the Types of Mortgages as of May 31, 1999 of the USAA GNMA Trust to be:

Contruction Loans - 44.3%*; Fixed Rate Single Family - 41.1%*; and Project Loans
- 14.1%*.

* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.



Another way to reduce prepayment risk is to own lower-interest-rate mortgages. This sounds like a way to lower income, but remember that monthly principal payments are received at face value. If you purchase a pass-through security below face value, you realize a gain with each paydown of principal. Monthly paydowns, and even prepayments, can actually enhance the Fund's return. Here is the breakdown by coupon for fixed-rate home mortgage securities on May 31, 1999.



FIXED-RATE SF MORTGAGE POOL COMPOSITION BY COUPON RATE
------------------------------------------------------
A bar graph is shown here illustrating the Fixed-Rate SF Mortgage Pool Composition by Coupon Rate as of 05/31/99. The vertical axis shows the coupon rate, and the horizontal axis shows the category percentage.

The values are:

Coupon Rate      5.5   6.0   6.5   6.75   7.0   7.5   8.0   8.5   9.0

Category %      14.7  25.4  26.1   3.3   16.1   5.6   6.3   1.4   1.3


The graph also shows the average coupon rate to be 6.5%.


See page 11 for a complete listing of the Porfolio of Investments.




GNMA TRUST PERFORMANCE

While past performance is no guarantee of future results, from May 31, 1998, to May 31, 1999, your Fund paid a dividend distribution yield(2) of 6.45% versus an average dividend distribution yield of 5.83% for the Lipper GNMA Funds Average.(3) During the twelve-month period, the Trust's share price fell $.32--to $10.00. Over this period, your Fund provided a total return of 3.15%, below the Lipper GNMA Funds Average total return of 3.62% for the same time period.

Your Fund received an Overall Star Rating of 4 stars in the taxable bond fund category from Morningstar Rating(TradeMark) for the period ended May 31, 1999.(4)

The strategy of investing for low prepayment risk has the side effect of increasing the volatility of mortgage securities and funds that invest in them. The GNMA Trust reacted as expected in the period of rising interest rates in the second half of the fiscal year. While the income was above average, the price decline was significant.

In the short run, bond prices can be volatile. In the long run, bonds all mature at par. We believe a high level of income, over time, will overcome short-term price volatility. This is the strategy we have generally followed for several years and intend to follow in the future.


(2) 12-month dividend yield is computed by dividing income dividends paid during the 12 months by the latest month-end net asset value adjusted for capital gains distributions.
(3) Refer  to the  bottom  of page 4 for the  Lipper  Average  definition.
(4) Past performance is no guarantee of future results.
    Morningstar proprietary ratings reflect historical risk-adjusted performance as of May 31, 1999. The ratings are subject to change every month.
    Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Morningstar overall rating is a weighted average of a fund's 3-, 5-, and 10-year ratings as applicable. The USAA GNMA Fund received 4 stars for the 3- and 5-year periods, respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The fund was rated among 1,536 and 1,085 funds in the taxable bond fund category for the 3- and 5-year periods, respectively.










Distributions to Shareholders


The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 1999. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2000.


                     Ordinary income*              $  .65
                                                   ======


* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.









Independent Auditors' Report


KPMG

The Shareholders and Board of Trustees

USAA INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA GNMA Trust, a series of the USAA Investment Trust, as of May 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 9 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA GNMA Trust as of May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                          KPMG LLP

San Antonio, Texas
July 2, 1999









USAA GNMA TRUST
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

May 31, 1999



   Principal                                                             Market
    Amount                              Security                          Value
--------------------------------------------------------------------------------
                     U.S. GOVERNMENT & AGENCY ISSUES (99.5%)

              Government National Mortgage Assn. I, Single Family (28.3%)
    $55,005   6.00%, 2/15/2029                                          $ 52,211
     54,931   6.50%, 4/15/2029                                            53,658
      6,834   6.75%, 5/15/2028                                             6,765
     13,131   7.00%, 4/15/2027 (b)                                        13,174
     10,082   8.00%, 1/15/2022 - 6/15/2023 (b)                            10,506
      2,683   8.50%, 6/15/2021 - 7/15/2022                                 2,849
      2,447   9.00%, 7/15/2021                                             2,624
--------------------------------------------------------------------------------
                                                                         141,787
--------------------------------------------------------------------------------

              Government National Mortgage Assn. II, Single Family (12.8%)
     32,825   5.50%, 12/20/2028 - 2/20/2029                               30,347
     19,867   7.00%, 5/20/2024 - 11/20/2025 (b)                           19,865
     11,247   7.50%, 10/20/2023 (b)                                       11,477
      2,287   8.00%, 12/20/2022                                            2,372
--------------------------------------------------------------------------------
                                                                          64,061
--------------------------------------------------------------------------------

              Government National Mortgage Assn. I, Construction Loan (44.3%)
     22,396   6.25%, 10/15/2001 (a)                                       21,090
      5,880   6.35%, 3/15/2001 (a)                                         5,542
      9,231   6.38%, 7/15/2001 (a)                                         8,719
      7,598   6.40%, 6/15/2000 - 10/15/2000 (a)                            7,262
     30,422   6.50%, 3/15/2001 - 5/15/2001 (a)                            28,932
     49,300   6.63%, 4/15/2002 (a)                                        47,243
      9,513   6.70%, 9/15/2000 (a)                                         9,223
      8,570   6.80%, 5/15/2000 (a)                                         8,452
      3,575   6.85%, 4/15/2000 (a)                                         3,526
     11,838   6.88%, 7/15/2000 (a)                                        11,782
     16,635   7.00%, 8/15/2000 (a)                                        16,692
     15,127   7.03%, 8/15/2000 (a)                                        15,205
      7,028   7.05%, 4/15/2000 (a)                                         6,889
     11,499   7.10%, 10/15/2000 (a)                                       11,625
     10,501   7.25%, 6/15/2000 (a)                                        10,716
      8,717   7.32%, 11/15/1999 (a)                                        8,939
--------------------------------------------------------------------------------
                                                                         221,837
--------------------------------------------------------------------------------

              Government National Mortgage Assn. I, Project Loan (14.1%)
      4,184   6.30%, 11/15/2033                                            4,018
     11,184   6.35%, 12/15/2031 (b)                                       10,774
     12,213   6.70%, 4/15/2039 (b)                                        12,081
      7,182   7.00%, 2/15/2039                                             7,218
     24,406   7.33%, 10/15/2030 (b)                                       25,029
     10,894   7.50%, 12/15/2030 (b)                                       11,319
--------------------------------------------------------------------------------
                                                                          70,439
--------------------------------------------------------------------------------
              Total U.S. government & agency issues (cost: $503,077)     498,124
--------------------------------------------------------------------------------
                          REPURCHASE AGREEMENTS (18.9%)

     94,642   Bankers Trust Securities Corp., 4.78%, acquired on
              05/28/99 and due 06/01/99 at $94,692 (collateralized
              by a $18,307 U.S. Treasury Note, 8.875%, due 2/15/19;
              market value of $24,389 and a $50,000 U.S. Treasury Note,
              13.875%,  due 05/15/11;  market value of $72,409)
              (cost: $94,642) (b)                                         94,642
--------------------------------------------------------------------------------
              Total investments (cost: $597,719)                        $592,766
================================================================================










USAA GNMA TRUST
NOTES TO PORTFOLIO OF INVESTMENTS


May 31, 1999



GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

SPECIFIC NOTES
(a) At May 31, 1999, the cost of securities purchased on a delayed delivery basis was $99.6 million. These securities are GNMA construction loans which are drawn against monthly during the construction period. Once the construction is completed, the security converts to a project loan.

(b) At May 31, 1999, these securities were segregated to cover delayed delivery purchases.



See accompanying notes to financial statements.









USAA GNMA TRUST
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 1999


ASSETS
   Investments in securities, at market value (identified cost of $503,077)             $498,124
   Repurchase agreements                                                                  94,642
   Cash                                                                                      346
   Receivables:
      Capital shares sold                                                                    267
      Interest                                                                             2,606
      Securities sold                                                                      4,927
                                                                                        --------
         Total assets                                                                    600,912
                                                                                        --------

LIABILITIES
   Securities purchased                                                                   99,573
   Capital shares redeemed                                                                   147
   USAA Investment Management Company                                                         53
   USAA Transfer Agency Company                                                               44
   Accounts payable and accrued expenses                                                      61
   Dividends on capital shares                                                               570
                                                                                        --------
         Total liabilities                                                               100,448
                                                                                        --------
            Net assets applicable to capital shares outstanding                         $500,464
                                                                                        ========

REPRESENTED BY:
   Paid-in capital                                                                      $514,694
   Accumulated net realized loss on investments                                           (9,277)
   Net unrealized depreciation of investments                                             (4,953)
                                                                                        --------
            Net assets applicable to capital shares outstanding                         $500,464
                                                                                        ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                        50,028
                                                                                        ========
   Net asset value, redemption price, and offering price per share                      $  10.00
                                                                                        ========


See accompanying notes to financial statements.









USAA GNMA TRUST
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 1999



Net investment income:
   Interest income                                                  $ 29,085
                                                                    --------
   Expenses:
      Management fees                                                    555
      Transfer agent's fees                                              493
      Custodian's fees                                                   106
      Postage                                                             43
      Shareholder reporting fees                                           7
      Trustees' fees                                                       4
      Registration fees                                                  115
      Professional fees                                                   31
      Other                                                               15
                                                                    --------
         Total expenses                                                1,369
                                                                    --------
            Net investment income                                     27,716
                                                                    --------
Net realized and unrealized gain (loss) on investments:
   Net realized gain                                                   2,274
   Change in net unrealized appreciation/depreciation                (18,135)
                                                                    --------
            Net realized and unrealized loss                         (15,861)
                                                                    --------
Increase in net assets resulting from operations                    $ 11,855
                                                                    ========


See accompanying notes to financial statements.










USAA GNMA TRUST
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,



                                                              1999        1998
                                                           ---------------------
From operations:
   Net investment income                                   $ 27,716    $ 22,165
   Net realized gain on investments                           2,274       2,227
   Change in net unrealized appreciation/depreciation
      of investments                                        (18,135)      9,784
                                                           --------------------
      Increase in net assets resulting from operations       11,855      34,176
                                                           --------------------
Distributions to shareholders from:
   Net investment income                                    (27,716)    (22,165)
                                                           --------------------
From capital share transactions:
   Proceeds from shares sold                                212,281     105,972
   Shares issued for dividends reinvested                    20,534      15,706
   Cost of shares redeemed                                  (94,018)    (64,959)
                                                           --------------------
      Increase in net assets from capital share
        transactions                                        138,797      56,719
                                                           --------------------
Net increase in net assets                                  122,936      68,730
Net assets:
   Beginning of period                                      377,528     308,798
                                                           --------------------
   End of period                                           $500,464    $377,528
                                                           ====================
Change in shares outstanding:
   Shares sold                                               20,571      10,386
   Shares issued for dividends reinvested                     1,992       1,540
   Shares redeemed                                           (9,126)     (6,369)
                                                           --------------------
      Increase in shares outstanding                         13,437       5,557
                                                           ====================


See accompanying notes to financial statements.










USAA GNMA TRUST
NOTES TO FINANCIAL STATEMENTS

May 31, 1999


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the USAA GNMA Trust (the Fund). The Fund's investment objective is to provide a high level of current income consistent with preservation of principal. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets in securities backed by the full faith and credit of the U.S. Government.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

3. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the year ended May 31, 1999.

(3) DISTRIBUTIONS
Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. Net investment income is accrued daily as dividends and distributed to shareholders monthly. At May 31, 1999, the Fund had capital loss carryovers for federal income tax purposes of approximately $9.3 million which, if not offset by subsequent capital gains, will expire between 2003 - 2008. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the period ended May 31, 1999, were $444.7 million and $366.6 million, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1999, was $4.0 million and $9.0 million, respectively.

(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .125% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are secured by obligations backed by the full faith and credit of the U.S. Government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the resale price of the repurchase agreement and are held by the Fund's custodian until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

(8) YEAR 2000 (UNAUDITED)
Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that the comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.

(9) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:


                                             Year Ended May 31,
                           ----------------------------------------------------
                              1999       1998       1997       1996      1995
                           ----------------------------------------------------
Net asset value at
   beginning of period     $  10.32   $   9.95   $   9.76   $  10.09   $   9.82
Net investment income           .65        .66        .69        .70        .72
Net realized and
   unrealized gain (loss)      (.32)       .37        .19       (.33)       .27
Distributions from net
   investment income           (.65)      (.66)      (.69)      (.70)      (.72)
                           -----------------------------------------------------
Net asset value at
   end of period           $  10.00   $  10.32   $   9.95   $   9.76   $  10.09
                           ====================================================
Total return (%)*              3.15      10.65       9.23       3.65      10.54
Net assets at
   end of period (000)     $500,464   $377,528   $308,798   $301,589   $265,571
Ratio of expenses to
   average net assets (%)       .31        .30        .30        .32        .32
Ratio of net investment
   income to average net
   assets (%)                  6.24       6.48       6.93       6.90       7.34
Portfolio turnover (%)        64.93      60.85      77.82     127.77      93.78

* Assumes reinvestment of all dividend income distributions during the period.










TRUSTEES
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777